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                                                                   EXHIBIT 10(l)










                      PERRIGO 2001 EXECUTIVE RETENTION PLAN



                            EFFECTIVE JANUARY 1, 2002




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                                TABLE OF CONTENTS

                                                                                                PAGE
                                                                                                ----
Article 1         Definitions......................................................................1

Article 2         Selection, Enrollment and Eligibility............................................6
        2.1       Selection by Committee...........................................................6
        2.2       Enrollment Requirements..........................................................6
        2.3       Eligibility; Commencement of Participation.......................................6

Article 3         Forfeiture Lapse; Account Balance................................................6
        3.1       Forfeiture Lapse.................................................................6
        3.2       Forfeiture.......................................................................7

Article 4         Benefits.........................................................................7
        4.1       Retention Benefit................................................................7
        4.2       Employer Benefit.................................................................7
        4.3       Withholding and Payroll Taxes....................................................8

Article 5         Beneficiary......................................................................8
        5.1       Beneficiary......................................................................8
        5.2       Beneficiary Designation; Change; Spousal Consent.................................8
        5.3       Acknowledgment...................................................................9
        5.4       No Beneficiary Designation.......................................................9
        5.5       Doubt as to Beneficiary..........................................................9
        5.6       Discharge of Obligations.........................................................9

Article 6         Termination, Amendment or Modification of the Plan...............................9
        6.1       Termination, Amendment or Modification Prior to One Year
                  Before Change in Control.........................................................9
        6.2       Termination, Amendment or Modification Within One Year Before
                  Change in Control or Following Change in Control.................................9
        6.3       Termination of Plan Agreement...................................................10

Article 7         Other Benefits and Agreements...................................................10
        7.1       Coordination with Other Benefits................................................10

Article 8         Trust...........................................................................10
        8.1       Establishment of the Trust......................................................10
        8.2       Interrelationship of the Plan and the Trust.....................................10
        8.3       Accounts........................................................................11



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
Article 9         Insurance Policies..............................................................12
        9.1       Policies........................................................................12
        9.2       Documents Required by Insurer...................................................12

Article 10        Administration..................................................................12
        10.1      Committee Duties................................................................12
        10.2      Agents..........................................................................12
        10.3      Binding Effect of Decisions.....................................................12
        10.4      Indemnity of Committee..........................................................13
        10.5      Employer Information............................................................13

Article 11        Claims Procedures...............................................................13
        11.1      Presentation of Claim...........................................................13
        11.2      Notification of Decision........................................................13
        11.3      Review of a Denied Claim........................................................14
        11.4      Decision on Review..............................................................14
        11.5      Legal Action....................................................................14

Article 12        Miscellaneous...................................................................15
        12.1      Unsecured General Creditor......................................................15
        12.2      Employer's Liability............................................................15
        12.3      Nonassignability................................................................15
        12.4      Not a Contract of Employment....................................................15
        12.5      Furnishing Information..........................................................15
        12.6      Terms...........................................................................15
        12.7      Captions........................................................................16
        12.8      Governing Law...................................................................16
        12.9      Validity........................................................................16
        12.10     Notice..........................................................................16
        12.11     Successors......................................................................16
        12.12     Spouse's Interest...............................................................16
        12.13     Incompetent.....................................................................16
        12.14     Distribution in the Event of Taxation...........................................17
        12.15     Legal Fees to Enforce Rights After Change in Control............................17



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                                       iii

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                      PERRIGO 2002 EXECUTIVE RETENTION PLAN

                            EFFECTIVE JANUARY 1, 2002


                                     PURPOSE

               The purpose of this Plan is to provide financial incentives for a select group of management and highly compensated employees of L. Perrigo Company, a Michigan corporation, its subsidiaries, and certain subsidiaries of its parent corporation Perrigo Company, a Michigan corporation, to provide services to such companies both before and after certain Change in Control events.


                           ARTICLE 1    DEFINITIONS

               For purposes hereof, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meaning:

1.1 "Beneficiary" shall mean one or more persons, trusts, estates or other entities, designated in accordance with Article 5 below, that are entitled to receive benefits under this Plan upon the death of a Participant.

1.2 "Beneficiary Designation Form" shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to designate one or more Beneficiaries.

1.3     "Board" shall mean the Board of Directors of the Company.

1.4 "Change in Control" shall mean the date upon which the first of the following events occurs:

        (a) Any "Person" or "Group" (as such terms are defined in Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations promulgated thereunder) that is or becomes the "Beneficial Owner" (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of an Employer or the Parent, or of any entity resulting from a merger or consolidation involving the Employer or the Parent, of more than fifty percent (50%) of the combined voting power of the then outstanding securities of the Employer, the Parent or such entity.

        (b) The individuals who, as of the time immediately following the election of directors at the Parent's 2001 Annual Meeting of Stockholders, are members of the board of directors of the Parent (the "Existing Directors"), cease, for any




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               reason, to constitute more than fifty percent (50%) of the number of authorized directors of the Parent as determined in the manner prescribed in the Parent's Articles of Incorporation and Bylaws; provided, however, that if the election, or nomination for election, by the Parent's stockholders of any new director was approved by a vote of at least fifty percent (50%) of the Existing Directors, such new director shall be considered an Existing Director; provided further, however, that no individual shall be considered an Existing Director if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies by or on behalf of anyone other than the board of directors of the Parent (a "Proxy Contest"), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest.

        (c) The consummation of (x) a merger, consolidation or reorganization to which an Employer or the Parent is a party, whether or not the Employer or the Parent is the Person surviving or resulting therefrom, or (y) a sale, assignment, lease, conveyance or other disposition of all or substantially all of the assets of the an Employer or the Parent, in one transaction or a series of related transactions, to any Person other than a wholly owned subsidiary (including lower tier subsidiaries) of the Parent, where any such transaction or series of related transactions as is referred to in clause (x) or clause (y) above in this subparagraph (c) (singly or collectively, a "Transaction") does not otherwise result in a "Change in Control" pursuant to subparagraph (a) of this definition of "Change in Control"; provided, however, that no such Transaction shall constitute a "Change in Control" under this subparagraph (c) if the Persons who were the stockholders of the Parent immediately before the consummation of such Transaction are the Beneficial Owners (within the meaning of Rule 13d-3 under the Exchange Act), immediately following the consummation of such Transaction, of fifty percent (50%) or more of the combined voting power of the then outstanding voting securities and the value of the then outstanding equity securities of all classes (voting or non-voting) of the Person surviving or resulting from any merger, consolidation or reorganization referred to in clause (x) above in this subparagraph (c) or the Person to whom the assets of the Employer or the Parent are sold, assigned, leased, conveyed or disposed of in any transaction or series of related transactions referred to in clause (y) above in this subparagraph (c), in substantially the same proportions in which such Beneficial Owners held voting stock in the Parent immediately before such Transaction.

        (d) The Parent or an Employer voluntarily files a petition for bankruptcy under Federal bankruptcy law, or an involuntary bankruptcy petition is filed against the Parent or an Employer under federal bankruptcy law, which involuntary petition is not dismissed within 120 days after the filing.



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        (e)    The Parent or an Employer makes a general assignment for the benefit of creditors.

        (f) The Parent or an Employer seeks or consents to the appointment of a trustee, receiver, liquidator or similar person.

        Notwithstanding the foregoing, no transaction described in subparagraphs
        (a), (b) or (c) shall constitute a "Change in Control" if, in connection with such transaction, the board of directors of the Parent terminates the Rights Agreement, dated as of April 10, 1996, between Parent and State Street Bank & Trust Company, as Rights Agent (the "Rights Plan"), amends the Rights Plan to exempt such transaction from the application of the Rights Plan, or redeems the rights issued under the Rights Plan. With respect to Sections 1.4(d), (e) and (f) above, if the event described occurs only with respect to one or more Employers, but not the Parent, such event shall be a "Change in Control" only with respect to the Participants of that Employer or those Employers; if the event described occurs with respect to the Parent, it shall be a "Change in Control" with respect to all Employers.

1.5     "Claimant" shall have the meaning set forth in Section 11.1 below.

1.6 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

1.7 "Committee" shall mean the administrative committee appointed to manage and administer the Plan in accordance with the provisions of Article 10 below.

1.8     "Company" shall mean L. Perrigo Company, a Michigan corporation.

1.9 "Disability" shall mean a period of disability during which a Participant qualifies for benefits under the Participant's Employer's long-term disability plan (if the Participant participates in such a plan), or, if a Participant does not participate in such a plan, a period of disability during which the Participant would have qualified for benefits under the Employer's long-term disability plan had the Participant been a participant in such a plan (determined in the sole discretion of the Committee), or, if there is no such plan, as determined in the sole discretion of the Committee.

1.10 "Employer" shall mean the Company and/or any of its subsidiaries or subsidiaries of the Parent that have been selected by the Board to participate in the Plan.

1.11 "Employer Benefit" shall mean the benefit set forth in Section 4.2 below.

1.12    "Employer Death Benefit Account" shall mean the account described in
        Section 8.3(a)(iii).

1.13 "Forfeiture" shall mean a forfeiture of a Participant's rights to benefits under this Plan as set forth in Section 3.2 below.




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1.14    "Forfeiture Lapse Date" shall mean the date upon which a Participant's
        Retention Benefit is no longer subject to forfeiture in accordance with
        Section 3.1 below.

1.15 "Insurer" shall mean the insurance company or companies that issue one or more Policies.

1.16    "Parent" shall mean Perrigo Company, a Michigan corporation.

1.17 "Participant" shall mean any employee of an Employer (a) who is selected to participate in the Plan, (b) who elects to participate in the Plan,
        (c) who signs a Plan Agreement and a Beneficiary Designation Form, (d) whose signed Plan Agreement and Beneficiary Designation Form are accepted by the Committee, and (e) whose Plan Agreement has not terminated. A spouse or former spouse of a Participant shall not be treated as a Participant in the Plan or have any interest in the Plan, even if he or she has an interest in the Participant's benefits under the Plan as a result of applicable law or property settlements resulting from legal separation or divorce.

1.18 "Participant's Account" shall mean an account maintained in accordance with Section 8.3(a)(i) below.

1.19 "Person" shall mean a natural person, partnership (whether general or limited and whether domestic or foreign), a domestic or foreign limited liability company, trust, estate, association, corporation, joint venture, unincorporated organization, custodian, governmental or regulatory body, agency or authority, nominee or any other individual or entity in its own or representative capacity.

1.20 "Plan" shall mean the Perrigo 2002 Executive Retention Plan, which is defined by this instrument and by each Plan Agreement, all as may be amended from time to time.

1.21 "Plan Agreement" shall mean a written agreement, as may be amended from time to time, which is entered into by and between an Employer and a Participant. Each Plan Agreement executed by a Participant shall provide for the entire benefit to which such Participant is entitled to under the Plan, and the Plan Agreement bearing the latest date of acceptance by the Committee shall govern such entitlement.

1.22 "Plan Year" shall begin on January 1 of each year and continue through December 31 of that year.

1.23 "Policy" or "Policies" shall mean the insurance policy or policies issued in the name of the Trustee in accordance with the terms and conditions of this Plan and each respective Plan Agreement.

1.24 "Retention Benefit" shall mean the benefit set forth in Section 4.1 below.



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1.25    "Retirement", "Retire(s)" or "Retired" shall mean, with respect to a
        Participant, severance from employment from all Employers for any reason other than a leave of absence, death or Disability on or after the earlier of the attainment of (a) age sixty-five (65) or (b) five (5) Years of Service.

1.26 "Termination of Employment" shall mean the ceasing of employment with all Employers, voluntarily or involuntarily, for any reason other than Retirement, Disability or death. A leave of absence which is authorized by the Participant's Employer shall not be deemed to be a Termination of Employment under this Plan. Notwithstanding the foregoing, no Termination of Employment shall occur merely by reason of the transfer of employment of a Participant from an Employer to another Employer or to any Person in which the Company or the Parent controls, directly or indirectly, more than forty percent (40%) of the voting power or any subsidiary of the Company that is not an Employer (the "Non-Participating Entities"). Rather, such a Participant's Termination of Employment shall occur on the ceasing of the Participant's employment with all Non-Participating Entities and all Employers.

1.27    "Trust" shall mean the trust established pursuant to the Trust
        Agreement.

1.28 "Trust Agreement" shall mean that certain Trust Agreement, dated as of January 1, 2002 between the Company and the Trustee, as may be amended from time to time.

1.29 "Trustee" shall mean the trustee named in the Trust and any successor trustee.

1.30 "Years of Service" shall mean the total number of full years in which a Participant has been employed by or in the service of one or more Employers, including authorized paid or unpaid leaves of absences and leaves due to Disability. For purposes of this definition only, a year of employment or service shall be a 365 day period (or 366 day period in the case of a leap year) that, for the first year of employment, commences on the Participant's date of hire (or engagement) and that, for any subsequent year, commences on an anniversary of that hiring date. Any partial year of employment shall not be counted.

                             ARTICLE 2     SELECTION, ENROLLMENT AND ELIGIBILITY

2.1 SELECTION BY COMMITTEE. Participation in the Plan shall be limited to a select group of management and highly compensated employees of the Employers. From that group, the Committee shall select, in its sole discretion, employees of the Employers to participate in the Plan.

2.2 ENROLLMENT REQUIREMENTS. As a condition to participation, each selected employee shall complete, execute and return to the Committee a Plan Agreement and a Beneficiary Designation Form. In addition, the Committee, in its sole discretion, shall establish from time to time such other enrollment requirements as it determines are necessary.




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2.3     ELIGIBILITY; COMMENCEMENT OF PARTICIPATION. Provided an employee selected to participate in the Plan has met all enrollment requirements set forth in this Plan and required by the Committee, that employee shall commence participation in the Plan on the date specified by the Committee. If a selected employee fails to meet all such requirements prior to that date, that employee shall not be eligible to participate in the Plan until the completion of those requirements.


                                ARTICLE 3      FORFEITURE LAPSE; ACCOUNT BALANCE

3.1     FORFEITURE LAPSE.

        (a) GENERAL RULE. Upon commencement of participation, each Participant shall have the Retention Benefit described in Section 4.1, subject to forfeiture as provided in Section 3.2. If a Participant has not Retired, died, suffered a Disability or experienced a Termination of Employment prior to 90 days prior to a Change in Control, the Participant's Retention Benefit shall no longer be subject to forfeiture as of the later of (i) six months after the date of the Change in Control, or (ii) January 1 of the Plan Year following the Change in Control (the "Forfeiture Lapse Date").

        (b) EARLY FORFEITURE LAPSE DATE. If at any time on or after 90 days prior to a Change in Control and prior to the Forfeiture Lapse Date a Participant Retires, dies, suffers a Disability or experiences an involuntarily termination of employment with all Employers, the Participant's (or the Participant's Beneficiary's in the event of the Participant's death) Retention Benefit shall no longer be subject to forfeiture on the later of (i) the date of the Change in Control or (ii) the date of such Retirement, death, Disability or involuntary termination of employment, and such date (rather than the later of (x) six months after the date of the Change in Control or (y) January 1 of the Plan Year following the Change in Control) shall be considered the "Forfeiture Lapse Date" for purposes of this Plan.

3.2 FORFEITURE. Notwithstanding Section 3.1 above, a Participant shall forfeit any right to benefits under this Plan if he or she:

        (a) Retires, dies, suffers a Disability or experiences a Termination of Employment prior to 90 days prior to a Change in Control; or

        (b) Voluntarily terminates his or her employment (other than by death, Retirement or Disability) with all of his or her Employers at any time on or after 90 days prior to the date of a Change in Control and prior to the later of (i) six months after the date of the Change in Control, or (ii) January 1 of the Plan Year following the Change in Control.


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                                 ARTICLE 4   BENEFITS

4.1     RETENTION BENEFIT.

        (a) BENEFIT AND PAYMENT. The "Retention Benefit" shall be a dollar amount that is equal to the Participant's Account as of any given date. The Retention Benefit shall be calculated as of the payment date and shall be paid to the Participant, or his or her Beneficiary, within 90 days of the Forfeiture Lapse Date.

        (b) PARTICIPANT'S ACCOUNT. Within 60 days of the end of each calendar year quarter (March 31, June 30, September 30, December 31), each Participant shall receive a statement setting forth the balance of his or her Participant's Account as of the end of such period.

4.2     EMPLOYER BENEFIT.

        (a) ELIGIBILITY. The Participant's Employer shall be entitled to a contingent "Employer Benefit,"described in Section 4.2(b) below, if:

                   (i) A Participant Retires, dies, suffers a Disability or experiences a Termination of Employment prior to 90 days prior to a Change in Control;

                   (ii) A Participant voluntarily terminates his or her employment (other than by death, Retirement or Disability) with all of his or her Employers at any time on or after 90 days prior to the date of a Change in Control and prior to the later of (i) six months after the date of the Change in Control, or
                             (ii) January 1 of the Plan Year following the Change in Control; or

                   (iii) There is a positive balance in the Employer Death Benefit Account.

         (b) BENEFIT AND PAYMENT. The "Employer Benefit" shall be a dollar amount that is equal to the balance of a Participant's Account who forfeits his or her rights to such Participant's Retention Benefit, measured as of the date of payment. In the case of 4.2(a)(iii), the Employer Benefit shall be an amount equal to the Employer Death Benefit Account. The Employer Benefit shall be paid to the Participant's Employer within 120 days following the event described in Section 4.2(a) above.

4.3 WITHHOLDING AND PAYROLL TAXES. The Trustee shall withhold from any and all benefit payments made under this Article 4, all federal, state and local income, employment, excise and other taxes required to be withheld in connection with the payment of benefits hereunder, in amounts to be determined in the sole discretion of the Trustee.


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                               ARTICLE 5     BENEFICIARY

5.1 BENEFICIARY. Each Participant shall have the right, at any time, to designate his or her Beneficiary (both primary as well as contingent) to receive any benefits payable under the Plan to a Beneficiary upon the death of a Participant.

5.2 BENEFICIARY DESIGNATION; CHANGE; SPOUSAL CONSENT. A Participant shall designate his or her Beneficiary by completing and signing the Beneficiary Designation Form, and returning it to the Committee or its designated agent. A Participant shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Committee's rules and procedures, as in effect from time to time. If the Participant names someone other than his or her spouse as a Beneficiary, a spousal consent, in the form designated by the Committee, must be signed by that Participant's spouse and returned to the Committee. Upon the acceptance by the Committee of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be canceled. The Committee shall be entitled to rely on the last Beneficiary Designation Form filed by the Participant and accepted by the Committee before his or her death.

5.3 ACKNOWLEDGMENT. No designation or change in designation of a Beneficiary shall be effective until received, accepted and acknowledged in writing by the Committee or its designated agent.

5.4 NO BENEFICIARY DESIGNATION. If a Participant fails to designate a Beneficiary as provided in Sections 5.1, 5.2 and 5.3 above, or if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant's benefits, then the Participant's designated Beneficiary shall be deemed to be his or her surviving spouse. If the Participant has no surviving spouse, the benefits remaining under the Plan shall be paid to the Participant's issue upon the principle of representation, and if there is no such issue, to the executor or personal representative of the Participant's estate.

5.5 DOUBT AS TO BENEFICIARY. If the Trustee has any doubt as to the proper Beneficiary to receive payments pursuant to this Plan, the Trustee shall have the right, exercisable in its discretion, to withhold such payments until this matter is resolved to the Trustee's satisfaction.

5.6 DISCHARGE OF OBLIGATIONS. The payment of benefits under the Plan to a Beneficiary shall fully and completely discharge all Employers and the Committee from all further obligations under this Plan with respect to the Participant, and that Participant's Plan Agreement shall terminate upon such full payment of benefits.



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                                    ARTICLE 6    TERMINATION, AMENDMENT OR
                            MODIFICATION OF THE PLAN

6.1 TERMINATION, AMENDMENT OR MODIFICATION PRIOR TO ONE YEAR BEFORE CHANGE IN CONTROL. Prior to one year before a Change in Control, each Employer reserves the right to terminate, amend or modify the Plan or any related Plan Agreement, in whole or in part, with respect to Participants whose services are retained by that Employer. Notwithstanding the foregoing, no termination, amendment or modification shall be effective to decrease or reduce a Participant's potential benefits under this Plan below the balance in his or her Participant's Account as of the effective date of the termination, amendment or modification, adjusted for investment gains and losses thereon.

6.2 TERMINATION, AMENDMENT OR MODIFICATION WITHIN ONE YEAR BEFORE CHANGE IN CONTROL OR FOLLOWING CHANGE IN CONTROL. Within one year before a Change in Control and thereafter ("No Change Period"), the Parent, the Company, any subsidiary of the Company, any Employer or any corporation, trust or other Person that succeeds to all or any substantial portion of the assets of any of the above described entities, shall not have the right to terminate, amend or modify the Plan and/or any Plan Agreement in effect prior to such Change in Control, and all benefits under the Plan and any such Plan Agreement shall thereafter be paid in accordance with the terms of the Plan and such Plan Agreement, as in effect immediately prior to the No Change Period. If the Plan is terminated, amended, or modified within the No Change Period, such termination, amendment or modification shall be considered void as of the date of the termination, amendment or modification. Any provision of this Plan or any Plan Agreement to the contrary shall be construed in accordance with this
        Section 6.2.

6.3 TERMINATION OF PLAN AGREEMENT. Absent the earlier termination, modification or amendment of the Plan, or a Participant's forfeiture of his or her benefits under this Plan, the Plan Agreement of any Participant shall terminate upon the full payment of the applicable benefit provided under Article 4.


                                    ARTICLE 7    OTHER BENEFITS AND AGREEMENTS

7.1 COORDINATION WITH OTHER BENEFITS. The benefits provided for a Participant and Participant's Beneficiary under the Plan are in addition to any other benefits available to such Participant under any other plan or program for employees. The Plan shall supplement and shall not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided.

                                    ARTICLE 8    TRUST

8.1 ESTABLISHMENT OF THE TRUST; PREMIUMS. The Employers shall establish the Trust and shall at least annually transfer over to the Trust such assets as the Committee determines in its sole and absolute discretion. If directed by the Committee, the Employers shall pay any and all Policy premiums and other costs directly to the Insurer. In addition, if the Trust incurs any tax liability, the Employers shall contribute to the Trust sufficient funds to allow the Trustee to pay any such tax liability.

8.2 INTERRELATIONSHIP OF THE PLAN AND THE TRUST. The provisions of the Plan and each Plan Agreement shall govern the rights of a Participant to receive distributions pursuant to the Plan. The provisions of the Trust shall govern the rights of the Trustee, Participant and a Participant's Beneficiary as to the assets of the Trust. The Employers shall at all times remain liable to carry out their obligations under the Plan. The Employers and the Company shall cooperate with each other as is necessary to minimize the Trust's tax liability.

8.3     ACCOUNTS.

        (a) The Trustee shall establish and maintain the following separate accounts:

               (i) A "Participant's Account" for each Participant, to which the Employers' contributions, or a portion thereof, and earnings thereon shall be allocated, and the amount of such Participant's Account (which can be expressed in dollar terms or as an undivided percentage of the entire Trust corpus) shall be used to calculate the Retention Benefit or the Employer Benefit in accordance with this Plan and the Trust;

               (ii) An "Administrative Account" for the administrative expenses of the Trust, to which a portion of the Employers' contributions and earnings thereon may be allocated to and held, the assets of which are to be used to pay the administrative expenses, including all taxes, of the Trust in accordance with the terms and provisions of this Plan and the Trust; and

               (iii) A "Employer Death Benefit Account" to which shall be allocated the amount described in this subsection. In the event of the death of an insured who is insured by a Policy, the excess of (a) the death benefit received from such Policy over (b) the cash surrender value of such Policy as of the date immediately preceding the death of the insured, shall be allocated to the Employer Death Benefit Account. Such amount shall be distributed as an Employer Benefit pursuant to Section 4.2(b).

        (b) Prior to the date that is 90 days prior to a Change in Control, the Committee shall direct the Trustee in writing as to the allocation of the Employers' contributions, and earnings of the Trust, to the accounts described in Section 8.3(a)(i) & (ii) above as of the end of a calendar year quarter (March 31, June 30, September 30, December 31) as soon as practicable after the end of such calendar year quarter. After a Change



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               in Control, the Trustee shall use the allocation set forth in the last quarterly statement received from the Committee prior to the date that is 90 days prior to a Change in Control, and shall allocate any change in the value of the assets in the Trust among the accounts based on the percentage interest in the assets of the Trust that each account had as of the date of such written statement, based on the fair market value of the assets in the Trust on the date of such written statement.

        (c) Each of the accounts described in Section 8.3(a) above shall qualify for and be treated as separate shares under Code Section 663(c).

                                    ARTICLE 9     INSURANCE POLICIES

9.1 POLICIES. The Committee may direct the Trustee in writing to acquire one or more Policies in the Trustee's name. Such direction shall include the Insurer, type of contract and amount. The Trustee shall be the sole and absolute owner and beneficiary of each Policy, with all rights of an owner and beneficiary, including without limitation, the right to surrender Policies for their cash surrender values and to take one or more loans against one or more Policies. Notwithstanding the foregoing, the Trustee shall exercise its ownership rights in each Policy only in accordance with the terms of this Plan, the respective Plan Agreements and the Trust.

9.2 DOCUMENTS REQUIRED BY INSURER. The Trustee, the Participant's Employer and the Participant shall sign such documents and provide such information as may be required from time to time by the Insurer.


                                    ARTICLE 10    ADMINISTRATION

10.1 COMMITTEE DUTIES. This Plan shall be administered by a Committee which shall consist of persons approved by the Board. Members of the Committee may be Participants under this Plan. The Committee shall also have the discretion and authority to direct the Trustee prior to a Change in Control with regard to any Plan matter, make, amend, interpret, and enforce all appropriate rules and regulations for the administration of this Plan and decide or resolve any and all questions including interpretations of this Plan, as may arise in connection with the Plan; provided however that any conflict between application of this Section and the Trust Agreement shall be resolved in favor of the Trust Agreement.

10.2 AGENTS. In the administration of this Plan, the Committee may, from time to time, employ agents and delegate to them such administrative duties as it sees fit, and may from time to time consult with counsel who may be counsel to any Employer.

10.3 BINDING EFFECT OF DECISIONS. Prior to a Change in Control, the decision or action of the Committee with respect to any question arising out of or in connection with the




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        administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan; provided however, that any conflict between the application of this Section and the Trust Agreement shall be resolved in favor of the Trust Agreement.

10.4 INDEMNITY OF COMMITTEE. All Employers shall indemnify and hold harmless the members of the Committee against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Plan, except in the case of willful misconduct by the Committee or any of its members.

10.5 EMPLOYER INFORMATION. To enable the Committee to perform its functions, each Employer shall supply full and timely information to the Committee on all matters relating to the compensation of its Participants, the date and circumstances of the Retirement, Disability, death or Termination of Employment of its Participants, and such other pertinent information as the Committee may reasonably require.


                                    ARTICLE 11    CLAIMS PROCEDURES

11.1 PRESENTATION OF CLAIM. Any Participant or Beneficiary of a deceased Participant (such Participant or Beneficiary being referred to below as a "Claimant") may deliver to the Committee a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within 60 days after such notice was received by the Claimant. All other claims must be made within 180 days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.

11.2 NOTIFICATION OF DECISION. The Committee shall consider a Claimant's claim within 60 days of receipt of that claim, and shall notify the Claimant in writing:

        (a) that the Claimant's requested determination has been made, and that the claim has been allowed in full; or

        (b) that the Committee has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the Claimant:

               (i) the specific reason(s) for the denial of the claim, or any part of it;

               (ii) the specific reference(s) to pertinent provisions of the Plan upon which such denial was based;



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               (iii)    a description of any additional material or information
                        necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary; and

               (iv) an explanation of the claim review procedure set forth in Section 11.3 below.

11.3 REVIEW OF A DENIED CLAIM. Within 60 days after receiving a notice from the Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Committee a written request for a review of the denial of the claim. Thereafter, but not later than 30 days after the review procedure began, the Claimant (or the Claimant's duly authorized representative):

        (a)    may review pertinent documents;

        (b)    may submit written comments or other documents; and/or

        (c) may request a hearing, which the Committee, in its sole discretion, may grant.

11.4 DECISION ON REVIEW. The Committee shall render its decision on review promptly, and not later than 60 days after the filing of a written request for review of the denial, unless a hearing is held or other special circumstances require additional time, in which case the Committee's decision must be rendered within 120 days after such date. Such decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

        (a)    specific reasons for the decision;

        (b) specific reference(s) to the pertinent Plan provisions upon which the decision was based; and

        (c)    such other matters as the Committee deems relevant.

11.5 LEGAL ACTION. A Claimant's compliance with the foregoing provisions of this Article 11 is a mandatory prerequisite to a Claimant's right to commence any litigation with respect to any claim for benefits under this Plan.

                                    ARTICLE 12    MISCELLANEOUS

12.1 UNSECURED GENERAL CREDITOR. Participants and their Beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interest or claims in any property or assets of an Employer. Any and all of an Employer's assets shall be, and remain, the general, unpledged and unrestricted assets of the Employer. An Employer's obligation under the Plan shall be merely that of an unfunded and unsecured promise to pay money in the future.


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                                                                    CONFIDENTIAL
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12.2    EMPLOYER'S LIABILITY. An Employer's liability for the payment of benefits shall be defined only by the Plan and the Plan Agreement, as entered into between the Employer and a Participant. An Employer shall have no obligation to a Participant under the Plan except as expressly provided in the Plan and his or her Plan Agreement.

12.3 NONASSIGNABILITY. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt, the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are expressly declared to be, unassignable and non-transferable, except that the foregoing shall not apply to any family support obligations set forth in a court order. No part of the amounts payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency.

12.4 NOT A CONTRACT OF EMPLOYMENT. The terms and conditions of this Plan shall not be deemed to constitute a contract of employment between any Employer and the Participant. Such employment is hereby acknowledged to be an "at will" employment relationship that can be terminated at any time for any reason, with or without cause, unless expressly provided in a written employment agreement. Nothing in this Plan shall be deemed to give a Participant the right to be employed in the service of any Employer, or to interfere with the right of any Employer to discipline or discharge the Participant at any time.

12.5 FURNISHING INFORMATION. A Participant will cooperate with the Committee by furnishing any and all information requested by the Committee and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder, including but not limited to taking such physical examinations as the Committee may deem necessary.

12.6 TERMS. Whenever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

12.7 CAPTIONS. The captions of the articles, sections and paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

12.8 GOVERNING LAW. The provisions of this Plan shall be construed and interpreted according to the laws of the State of Michigan, without regard to principles of conflict of laws.

12.9 VALIDITY. In case any provision of this Plan shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal and invalid provision had never been inserted



                                      -14-
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        herein.

12.10 NOTICE. Any notice or filing required or permitted to be given to the Committee under this Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

               L. Perrigo Company
               515 Eastern Avenue
               Allegan, Michigan 49010
               Attention: Senior Vice President, Human Resources

        Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

        Any notice or filing required or permitted to be given to a Participant under this Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Participant.

12.11 SUCCESSORS. The provisions of this Plan shall bind and inure to the benefit of the Participant's Employer and its successors and assigns and the Participant, the Participant's Beneficiaries, and their permitted successors and assigns.

12.12 SPOUSE'S INTEREST. The interest in the benefits hereunder of a spouse of a Participant who has predeceased the Participant shall automatically pass to the Participant and shall not be transferable by such spouse in any manner, including but not limited to such spouse's will, nor shall such interest pass under the laws of intestate succession.

12.13 INCOMPETENT. If the Committee determines in its discretion that a benefit under this Plan is to be paid to a minor, a person declared incompetent or to a person incapable of handling the disposition of that person's property, the Committee may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Committee may require proof of minority, incompetency, incapacity or guardianship, as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant and the Participant's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Plan for such payment amount.

12.14 DISTRIBUTION IN THE EVENT OF TAXATION. If, for any reason, all or any portion of a Participant's benefit under this Plan becomes taxable to the Participant prior to the Forfeiture Lapse Date, a Participant may petition the Committee, if prior to a Change in Control, or the Trustee, after a Change in Control, for a distribution of assets sufficient to meet the Participant's tax liability (including additions to tax, penalties and interest). Upon the grant of such a petition, which grant shall not be unreasonably withheld, the Trustee shall




                                      -15-
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        distribute to the Participant from the Trust immediately available funds in an amount equal to that Participant's federal, state and local tax liability associated with such taxation, which liability shall be measured by using that Participant's then current highest federal, state and local marginal tax rate, plus the rates or amounts for the applicable additions to tax, penalties and interest. If the petition is granted, the tax liability distribution shall be made within 90 days of the date when the Participant's petition is granted.

12.15 LEGAL FEES TO ENFORCE RIGHTS AFTER CHANGE IN CONTROL. The Company is aware that upon the occurrence of a Change in Control, the Board (which might then be composed of new members), or a shareholder of the Company, an Employer or of any successor corporation, might then cause or attempt to cause the Company, an Employer or such successor to refuse to comply with its obligations under the Plan and might cause or attempt to cause the Company or an Employer to institute, or may institute, litigation seeking to deny Participants the benefits intended under the Plan. In these circumstances, the purpose of the Plan could be frustrated. Accordingly, if, following a Change in Control, it should appear to any Participant that the Company, an Employer or the Committee has failed to comply with any of its obligations under the Plan or any agreement thereunder or, if the Company, an Employer or any other person takes any action to declare the Plan or the Trust void or unenforceable or institutes any litigation or other legal action designed to deny, diminish or to recover from any Participant or Beneficiary the benefits intended to be provided, including without limitation the assets in the Trust, then the Company and the Employer of the Participant (or the former Employer of a deceased Participant in the case of a Beneficiary) irrevocably authorizes such person to retain counsel of his or her choice at the expense of the Company and such Employer (who shall be jointly and severally liable) to represent such person in connection with the initiation or defense of any litigation or other legal action, whether by or against the Company, the Employer, the Committee, or any director, officer, shareholder or other person affiliated with the Company or any successor thereto in any jurisdiction.



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        IN WITNESS WHEREOF the Company has signed this Plan document as of
January 1, 2002.

                                          L. PERRIGO COMPANY,
                                          a Michigan corporation



                                          By:
                                             -----------------------------------

                                             Its:
                                                 -------------------------------









                                      -17-